                             Letter of Transmittal
                        to Tender Shares of Common Stock
                                Pursuant to the
                           Offer to Purchase for Cash
                                       by
                              THE DRESS BARN, INC.
                                       of
                   Up to 8,000,000 Shares of its Common Stock
                  at a Purchase Price not greater than $17.00
                         nor less than $15.00 per Share

--------------------------------------------------------------------------------
          THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
   EASTERN TIME, ON FRIDAY, OCTOBER 18, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                          MELLON INVESTOR SERVICES LLC

           By Mail:                 By Overnight Delivery:             By Hand Delivery:
   Reorganization Department       Reorganization Department       Reorganization Department
         P.O. Box 3301                85 Challenger Road           120 Broadway, 13th Floor
  South Hackensack, NJ 07606          Mail Stop -- Reorg              New York, NY 10271
                                   Ridgefield Park, NJ 07660

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the 'Book-Entry Transfer Facility') pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

    Your attention is directed in particular to the following:

    1.  If you want to retain your Shares, you do not need to take any action.

    2. If you want to participate in the Offer (as defined below) and wish to maximize the chance of having the Company (as defined below) accept for exchange all the Shares you are tendering hereby, you should check the box marked 'Shares Tendered at Price Determined Pursuant to the Offer' below and complete the other portions of this Letter of Transmittal as appropriate.

    3. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned 'Price (in Dollars) Per Share at Which Shares Are Being Tendered' below and complete the other portions of this Letter of Transmittal as appropriate.

    IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER OF THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER.

--------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
                                            (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN TENDERED
                        CERTIFICATES                                         TENDERED CERTIFICATES
      EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))            (ATTACH SIGNED ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                CERTIFICATE        NUMBER OF         OF SHARES
                                                                NUMBER(S)*          SHARES          TENDERED**
                                                              ------------------------------------------------

                                                              ------------------------------------------------

                                                              ------------------------------------------------

                                                              ------------------------------------------------

                                                              ------------------------------------------------
                                                               TOTAL SHARES
                                                                 TENDERED
--------------------------------------------------------------------------------------------------------------
  * Does not need to be completed if Shares are tendered by book-entry transfer.

 ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

    Shareholders who desire to tender Shares pursuant to the Offer and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s): ________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution that Guaranteed Delivery: __________________________________

ODD LOTS
(SEE INSTRUCTION 9)

    To be completed only if the Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on September 19, 2002 and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (CHECK ONE BOX):

[ ] was the beneficial or record owner of, as of the close of business on September 19, 2002, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ]  is a broker dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on September 19, 2002, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     In addition, the undersigned is tendering Shares either (CHECK ONE BOX):

[ ] at the Purchase Price (as defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

[ ] at the price per Share indicated below under 'Price (in Dollars) Per Share at Which Shares Are Being Tendered' in this Letter of Transmittal.

NON-ODD LOT HOLDERS

[ ] By checking this box the undersigned represents that the Shares being tendered in response to the Offer to Purchase represent all shares beneficially owned by the undersigned (or for the benefit of the beneficial owner) as of the close of business on September 19, 2002.

To MELLON INVESTOR SERVICES LLC:

    The undersigned hereby tenders to The Dress Barn, Inc., a Connecticut corporation (the 'Company'), the above described shares of the Company's common stock, par value $.05 per share (the 'Shares'), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated September 19, 2002 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the 'Offer').

    Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

        (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

        (ii) such tender of Shares complies with Rule 14e-4;

    (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read and agrees to all of the terms of the Offer.

    All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $17.00 nor less than $15.00 per Share) net to the seller in cash (the 'Purchase Price') that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.05) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 8,000,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $17.00 nor less than $15.00 per share and not withdrawn) pursuant to the Offer. The undersigned understands that all Shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the 'Special Payment Instructions' or 'Special Delivery Instructions' below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the aggregate net Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER.

[ ] I want to maximize the chance of having the Company accept for purchase all the Shares I am tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, I hereby tender Shares at, and am willing to accept, the Purchase Price resulting from the Offer process. This action could result in receiving a price as low as $15.00 per share.

                                       OR

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

[ ] $15.00             [ ] $15.55             [ ] $16.10             [ ] $16.65
[ ] $15.05             [ ] $15.60             [ ] $16.15             [ ] $16.70
[ ] $15.10             [ ] $15.65             [ ] $16.20             [ ] $16.75
[ ] $15.15             [ ] $15.70             [ ] $16.25             [ ] $16.80
[ ] $15.20             [ ] $15.75             [ ] $16.30             [ ] $16.85
[ ] $15.25             [ ] $15.80             [ ] $16.35             [ ] $16.90
[ ] $15.30             [ ] $15.85             [ ] $16.40             [ ] $16.95
[ ] $15.35             [ ] $15.90             [ ] $16.45             [ ] $17.00
[ ] $15.40             [ ] $15.95             [ ] $16.50
[ ] $15.45             [ ] $16.00             [ ] $16.55
[ ] $15.50             [ ] $16.05             [ ] $16.60

      IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO
                    PROPER TENDER OF SHARES OF COMMON STOCK.

CONDITIONAL TENDER

    A tendering shareholder may condition his or her tender of Shares upon the Company purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of Shares indicated below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

            [ ] The minimum number of Shares that must be purchased,
                   if any are purchased, is:         Shares.

    If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box.

     [ ] The tendered shares represent all Shares held by the undersigned.

          SPECIAL PAYMENT INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 4, 7 AND 10)

      To be completed ONLY if certificates
    for Shares not tendered or not purchased and/or any check for the aggregate
    Purchase Price of Shares purchased are
    to be issued in the name of someone
    other than the undersigned.

    Issue:  [ ] Check to:  [ ] Certificates to:

    Name:______________________________________
                 (PLEASE PRINT)

    Address:___________________________________

    ___________________________________________
                   (ZIP CODE)

    ___________________________________________
       (TAXPAYER IDENTIFICATION OR SOCIAL
                SECURITY NUMBER)

            SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 4, 7 AND 10)

       To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned at an address other than that shown on page 2.
       Issue:  [ ] Check to:  [ ] Certificates to:

       Name:______________________________________
                     (PLEASE PRINT)

       Address:___________________________________

       ___________________________________________
                       (ZIP CODE)

       ___________________________________________
            (TAXPAYER IDENTIFICATION OR SOCIAL
                     SECURITY NUMBER)

                             IMPORTANT
                       SHAREHOLDERS SIGN HERE
   (PLEASE COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9)

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

    ____________________________________________________________
                      SIGNATURE(S) OF OWNER(S)

    Name(s):____________________________________________________
                           (PLEASE PRINT)

    Capacity (full title):______________________________________

    Address:____________________________________________________

    ____________________________________________________________
                         (INCLUDE ZIP CODE)

    Address:____________________________________________________

    ____________________________________________________________
                         (INCLUDE ZIP CODE)

    Area Code(s) and Telephone Number(s):_______________________

    Dated: _____________________, 2002

                     GUARANTEE OF SIGNATURE(S)
                     (SEE INSTRUCTIONS 1 AND 7)

    Name of Firm:_______________________________________________

    Authorized Signature:_______________________________________

    Name:_______________________________________________________
                           (PLEASE PRINT)

    Title:______________________________________________________

    Address:____________________________________________________

    ____________________________________________________________
                         (INCLUDE ZIP CODE)

    Area Code and Telephone Number:_____________________________

    Dated: ______________________, 2002

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. No signature guarantee is required if either:

        (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled 'Special Payment Instructions' or 'Special Delivery Instructions' above; or

        (b) such Shares are tendered for the account of a member in good standing of the Security Transfers Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity, an 'Eligible Institution').

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 7.

    2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to one of the book-entry transfer facilities does not constitute delivery to the depositary.

    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

    3. Inadequate Space. If the space provided in the box captioned 'Description of Shares Tendered' is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled 'Number of Shares Tendered,' in the box captioned 'Description of Shares Tendered.' In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the 'Special Payment Instructions' or 'Special Delivery Instructions' box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

    5. Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which such holder is tendering Shares under 'Price (in Dollars) Per Share at Which Shares Are Being Tendered' on this Letter of Transmittal. CHECK ONE BOX ONLY. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of such holder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6. Conditional Tender. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

    To make a conditional tender a shareholder must indicate this in the box captioned 'Conditional Tender' in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, a shareholder must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

    As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, a shareholder must have tendered all his or her Shares and check the box so indicating. Upon the selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares.

    All tendered shares will be deemed unconditionally tendered unless the 'Conditional Tender' box is completed.

    7. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

        (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s).

    SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

    8. Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

        (a) payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

        (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

        (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

    9. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owned beneficially or of record, as of the close of business on September 19, 2002 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an 'Odd Lot Holder'). This preference will not be available unless the box captioned 'Odd Lots' is completed.

    10. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned 'Special Payment Instructions' and/or 'Special Delivery Instructions' on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

    11. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

    13. Form W-9 and Form W-8. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 30% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the U.S. Internal Revenue Service ('IRS'), unless the shareholder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalty of perjury that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering shareholder also may be subject to a penalty imposed by the IRS. The box in part 3 of the form should be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Purchase Price, the Depositary will withhold 30% on all such payments of the Purchase Price. If the tendering shareholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain 'exempt recipients' (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding and information reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statement can be obtained from the Depositary.

    14. Withholding on Non-United States Holders. Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In general, a 'Non-United States Holder' is any shareholder that for U.S. federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any State or the District of Columbia,
(iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of such income or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all of substantial decisions of the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or successor form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or successor form). The Depositary will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding, valid certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets the 'complete termination,' 'substantially disproportionate' or 'not essentially equivalent to a dividend' test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Non-United States Holders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

    15. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify First City Transfer Co., the Company's transfer agent, by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen, or contact the transfer agent by telephone at (732) 906-9227. The shareholder will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR THE SHARES BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTS), OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

       THE FOLLOWING BOX MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS.

                              (SEE INSTRUCTION 13)

                                          PAYER'S NAME: MELLON INVESTOR SERVICES LLC
                                  -------------------------------------------------------------------------------------------
                                  PART 1 -- Please provide your TIN in the box at the right      Social Security Number or
  SUBSTITUTE                      and certify by signing and dating below                      Employer Identification Number

  FORM W-9
                                  -------------------------------------------------------------------------------------------
                                  PART 2 -- CERTIFICATION -- under penalties of perjury, I certify that:
  DEPARTMENT OF THE TREASURY      (1) (a) I am a U.S. person (including a U.S. resident alien), and
  INTERNAL REVENUE SERVICE        (b) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                                  (2) I am not subject to backup withholding because:

                                  (a) I am exempt from backup withholding, or

                                  (b) I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

                                  (c) The IRS has notified me that I am no longer subject to backup withholding.

                                  -------------------------------------------------------------------------------------------

                                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2)              PART 3 --
  PAYER'S REQUEST FOR             above if you have been notified by the IRS that you are           Awaiting TIN    [ ]
  TAXPAYER IDENTIFICATION         subject to backup withholding because of under-reported           Exempt          [ ]
  NUMBER ('TIN')                  interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup
                                  withholding you received another notification from the IRS that you are no longer subject to backup withholding, do
                                  not cross out item (2).

                                  SIGNATURE:_________________________________________________

                                  DATE:______________________________________________________

--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE AND RETURN THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

      CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either
    (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a correct taxpayer identification number by the time of payment, 30% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

    Signature:___________________________   Date:_______________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

--------------------------------------------------          ------------------------------------------------------
                            GIVE THE                                                     GIVE THE
                            SOCIAL                                                       EMPLOYER
                            SECURITY                                                     IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:   NUMBER OF:                       FOR THIS TYPE OF ACCOUNT:   NUMBER OF:
--------------------------------------------------          ------------------------------------------------------
1. An individual's account  The individual                   8. Sole proprietorship      The owner(4)
                                                                account
2. Two or more individuals  The actual owner of the          9. A valid trust, estate,   The legal entity (Do not
   (joint account)          account or, if combined             or pension trust         furnish the identifying
                            funds, the first                                             number of the personal
                            individual on the                                            representative or trustee
                            account(1)                                                   unless the legal entity
                                                                                         itself is not designated
                                                                                         in the account title.)(5)

3. Husband and wife (joint  The actual owner of the         10. Corporate account       The corporation
   account)                 account or, if joint
                            funds, either person(1)

4. Custodian account of a   The minor(2)                    11. Religious, charitable,  The organization
    minor (Uniform Gift to                                      or educational
    Minors Act)                                                 organization account

5. Adult and minor (joint   The adult or, if the minor      12. Partnership account     The partnership
   account)                 is the only contributor,            held in the name of
                            the minor(1)                        the business

6. Account in the name of   The ward, minor, or             13. Association, club or    The organization
    guardian or committee   incompetent person(3)               other tax-exempt
    for a designated ward,                                      organization
    minor, or incompetent
    person

7. a. The usual revocable   The grantor-trustee(1)          14. A broker or registered  The broker or nominee
   savings trust account                                        nominee
   (grantor is also
   trustee)

  b. So-called trust        The actual owner(1)              15. Account with the       The public entity
     account that is not a                                       Department of
     legal or valid trust                                        Agriculture in the
     under State law                                             name of a public
                                                                 entity *such as a
                                                                 state or local
                                                                 government, school
                                                                 district, or prison)
                                                                 that receives
                                                                 agricultural program
                                                                 payments



(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner. You may also enter your business or 'doing business as' name. You may also use either your social security number or employer identification number (if you have one).

(5) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 (1) An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b) (7).

 (2) The United States or any agency or instrumentality thereof.

 (3) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 (4) A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 (5) An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include the following:

 (6) A corporation.

 (7) A foreign central bank of issue.

 (a) A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.

 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(l).

     For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through (5) are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7). However, a corporation (except certain hospitals described in Regulations section 1.6041-3(c) ) that provides medical and health care services, or bills and collects payments for such services, is not exempt from backup withholding.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

  Payments to nonresident aliens subject to withholding under section 1441.

  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  Payments of patronage dividends where the amount received is not paid in money.

  Payments made by certain foreign organizations.

  Section 404(k) payments made by an FSOP.

Payments of interest not generally subject to backup withholding include the following:

  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  Payments described in section 6049(b) (5) to non-resident aliens.

  Payments on tax-free covenant bonds under section 14.51.

  Payments made by certain foreign organizations.

  Mortgage or student loan interest paid to you.

EXEMPT PAYEE DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 604lA, 6045, and 6050A.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to tile tax returns. Payors must generally withhold 30% (29% after 2003) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholder. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including tines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

    Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                             D. F. KING & CO., INC.
                          77 Water Street, 20th Floor
                               New York, NY 10005
             Banks and Brokerage Firms Call Collect: (212) 269-5550
                   All Others Call Toll-Free: (800) 431-9633

                      The Dealer Manager for the Offer is:
                            BEAR, STEARNS & CO. INC.
                               383 Madison Avenue
                               New York, NY 10179
                           Toll-Free: (866) 453-9383